UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)     01-30-03
                                                           -----------------


                            Thinka Weight-Loss Corporation
             (Exact name of registrant as specified in its charter)


           Nevada                  000-32673            98-0218912
-------------------------------  ----------------  -----------------------
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation           File Number)        Identification No.)


               Von Karman Avenue, Irvine, California          92612
           --------------------------------------------  -----------------
             (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code     949-975-0077
                                                         ------------------


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired

On January 30, 2003, we closed the acquisition of TransWorld Benefits, Inc., a Nevada corporation, pursuant to the terms and conditions of the Stock Purchase Agreement, dated October 4, 2002. Pursuant to Item 7 of the related Form 8-K filed on February 14, 2003, we indicated we would file certain financial information within sixty (60) days. This Amendment No. 1 is filed to provide such financial information.

The following financial statements of TransWorld Benefits, Inc., are filed as required by Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

A.   Audited Balance Sheet as of December 31, 2002.
B. Audited Statements of Operations for the years ended December 31, 2002 and 2001, and for the Period September 16, 1996 (Date of Inception) to December 31, 2002.
C. Audited Statements of Shareholders' Deficit for the Period September 16, 1996 (Date of Inception) to December 31, 2002.
D. Audited Statements of Cash Flows for the years ended December 31, 2002 and 2001 and Period September 16, 1996 (Date of Inception) to December 31, 2002
E. Notes to Financial Statements for the Period September 16, 1996 (Date of Inception) to December 31, 2002.

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                            FINANCIAL STATEMENTS

                                  FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                            WITH

                                            INDEPENDENT AUDITORS' REPORT THEREON

================================================================================

                          INDEPENDENT AUDITORS' REPORT

Board  of  Directors  and  Stockholders
Transworld  Benefits,  Inc.

We have audited the accompanying balance sheet of Transworld Benefits, Inc. (a development stage company) (the "Company") as of December 31, 2002, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period then ended and for the period September 16, 1996 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period then ended and for the period September 16, 1996 (date of inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. During the year ended December 31, 2002, the Company incurred a net loss of $675,312, has not yet generated net sales revenue and at December 31, 2002 has a working capital deficit of $1,776,288. Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. In addition, successful completion of the Company's transition, ultimately, to the attainment of profitable operations is dependent upon its obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure. These factors, among others, as discussed in Note 1 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                        CORBIN  &  COMPANY,  LLP

Irvine,  California
June  23,  2003

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

================================================================================


                                                                   DECEMBER 31,
ASSETS                                                                 2002
                                                                  --------------

Current assets:
  Rent deposit                                                    $      17,118
                                                                  --------------

    Total assets                                                  $      17,118
                                                                  ==============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable and accrued expenses                           $     484,740
  Accounts payable to related parties                                   863,487
  Advances from related parties                                         157,000
  Notes payable                                                          44,500
  Notes payable to a related party                                      154,067
  Accrued interest on notes payable to a related party                   89,612
                                                                  --------------

    Total current liabilities                                         1,793,406
                                                                  --------------

Commitments and contingencies

Stockholders' deficit:
  Common stock, $0.001 par value; 10,000,000 shares
    authorized; 5,600,000 shares issued and outstanding                   5,600
  Additional paid-in capital                                            499,800
  Deficit accumulated during the development stage                   (2,281,688)
                                                                  --------------
    Total stockholders' deficit                                      (1,776,288)
                                                                  --------------

                                                                  $      17,118
                                                                  ==============

--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                               TRANSWORLD BENEFITS, INC.
                                                           (A DEVELOPMENT STAGE COMPANY)

                                                                STATEMENTS OF OPERATIONS

========================================================================================


                                                                       FOR THE PERIOD
                                     FOR THE YEAR    FOR THE YEAR    SEPTEMBER 16, 1996
                                        ENDED           ENDED       (DATE OF INCEPTION)
                                     DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,
                                         2002            2001               2002
Revenue                             $           -   $           -   $                 -
                                    --------------  --------------  --------------------

Operating expenses:
  General and administrative              659,905         831,673             2,194,610
                                    --------------  --------------  --------------------

Loss before other income (expense)       (659,905)       (831,673)           (2,194,610)

Other income (expense):
  Interest income                               -               -                 2,534
  Interest expense                        (15,407)        (15,158)              (89,612)
                                    --------------  --------------  --------------------
    Total other income (expense)          (15,407)        (15,158)              (87,078)
                                    --------------  --------------  --------------------

Net loss                            $    (675,312)  $    (846,831)  $        (2,281,688)
                                    ==============  ==============  ====================


--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                        TRANSWORLD BENEFITS, INC.
                                                                    (A DEVELOPMENT STAGE COMPANY)

                                                              STATEMENTS OF STOCKHOLDERS' DEFICIT

                                            FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                                        THROUGH DECEMBER 31, 2002

=================================================================================================

                                                                           DEFICIT
                                                                         ACCUMULATED
                                                           ADDITIONAL    DURING THE
                                       COMMON     STOCK     PAID-IN      DEVELOPMENT
                                       SHARES    AMOUNT     CAPITAL         STAGE        TOTAL

Balance, September 16, 1996                   -  $     -  $         -   $          -   $       -

Issuance of common stock to founders
  on December 18, 1996 at $0.001 per
  share for notes receivable          5,400,000    5,400            -              -       5,400

Net loss                                      -        -            -        (35,069)    (35,069)
                                      ---------  -------  ------------  -------------  ----------

Balance, December 31, 1996            5,400,000    5,400            -        (35,069)    (29,669)

Net loss                                      -        -            -       (227,166)   (227,166)
                                      ---------  -------  ------------  -------------  ----------

Balance, December 31, 1997            5,400,000    5,400                    (262,235)   (256,835)

Net loss                                      -        -            -       (186,467)   (186,467)
                                      ---------  -------  ------------  -------------  ----------

Balance, December 31, 1998            5,400,000    5,400                    (448,702)   (443,302)

Net loss                                      -        -            -       (131,265)   (131,265)
                                      ---------  -------  ------------  -------------  ----------
Balance, December 31, 1999            5,400,000    5,400            -       (579,967)   (574,567)

Net loss                                      -        -            -       (179,578)   (179,578)
                                      ---------  -------  ------------  -------------  ----------

Balance, December 31, 2000            5,400,000    5,400            -       (759,545)   (754,145)


--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                        TRANSWORLD BENEFITS, INC.
                                                                    (A DEVELOPMENT STAGE COMPANY)

                                                  STATEMENTS OF STOCKHOLDERS' DEFICIT - CONTINUED

                                            FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                                        THROUGH DECEMBER 31, 2002

=================================================================================================


                                                                         DEFICIT
                                                                       ACCUMULATED
                                                         ADDITIONAL    DURING THE
                                      COMMON     STOCK     PAID-IN     DEVELOPMENT
                                      SHARES    AMOUNT     CAPITAL        STAGE         TOTAL
                                     ---------  -------  -----------  -------------  ------------

Issuance of common stock on
   July 31, 2001 at $2.50 per share
   for note receivable                  80,000       80      199,920             -       200,000

Issuance of common stock on
   October 10, 2001 at $2.50 per
    share for cash                     120,000      120      299,880             -       300,000
Net loss                                     -        -            -      (846,831)     (846,831)
                                     ---------  -------  -----------  -------------  ------------

Balance, December 31, 2001           5,600,000    5,600      499,800    (1,606,376)   (1,100,976)

Net loss                                     -        -            -      (675,312)     (675,312)
                                     ---------  -------  -----------  -------------  ------------

Balance, December 31, 2002           5,600,000  $ 5,600  $   499,800  $ (2,281,688)  $(1,776,288)
                                     =========  =======  ===========  =============  ============


--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                                 TRANSWORLD BENEFITS, INC.
                                                                             (A DEVELOPMENT STAGE COMPANY)

                                                                                  STATEMENTS OF CASH FLOWS

==========================================================================================================


                                               FOR THE YEAR       FOR THE YEAR          FOR THE PERIOD
                                                   ENDED              ENDED               16-SEP-96
                                                DECEMBER 31,       DECEMBER 31,      (DATE OF INCEPTION)
                                                   2002               2001           TO DECEMBER 31, 2002
                                              --------------  --------------------  ----------------------

Cash flows from operating activities:
  Net loss                                    $    (675,312)  $          (846,831)  $          (2,281,688)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
    Changes in operating assets and
      liabilities:
      Rent deposit                                  (17,118)                    -                 (17,118)
      Accounts payable and accrued
        expenses                                    398,289                82,432                 484,740
      Accounts payable to related parties           153,168               217,807                 863,487
      Accrued interest on notes payable
        to a related party                           15,407                15,158                  89,612
                                              --------------  --------------------  ----------------------

  Net cash used in operating activities            (125,566)             (531,434)               (860,967)
                                              --------------  --------------------  ----------------------

Cash flows provided by investing activities:
  Payments received on note receivable
    from a related party                                  -               200,000                 205,400
                                              --------------  --------------------  ----------------------

Cash flows from financing activities:
  Proceeds from notes payable                             -                     -                  44,500
  Proceeds from sale of stock                             -               300,000                 300,000
  Advances from related parties                     124,000                33,000                 157,000
  Proceeds from notes payable to a related
    party                                                 -                     -                 154,067
                                              --------------  --------------------  ----------------------

  Net cash provided by financing activities         124,000               333,000                 655,567
                                              --------------  --------------------  ----------------------

Net change in cash                                   (1,566)                1,566                       -

Cash, beginning of period                             1,566                     -                       -
                                              --------------  --------------------  ----------------------

Cash, end of period                           $           -   $             1,566   $                   -
                                              ==============  ====================  ======================

Supplemental disclosure of cash flow
  information:
  Cash paid during the period for:
    Interest                                  $           -   $                 -   $                   -
                                              ==============  ====================  ======================
    Income taxes                              $           -   $                 -   $                   -
                                              ==============  ====================  ======================

Supplemental  schedule  of  noncash  financing  activities:

     On December 18, 1996, the Company issued 5,400,000 shares of common stock in exchange for a note receivable in the amount of $5,400.

     On July 31, 2001, the Company issued 80,000 shares of common stock in exchange for a note receivable in the amount of $200,000.


--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
-----------------------------------------------------------------------------

Transworld Benefits, Inc. (the "Company") was incorporated in 1996 in Nevada. The Company is a development stage company formed to provide emergency travel services to the funeral, insurance, travel, Internet, and credit card industries. The Company will generate revenue through direct sales or licensing of the Company's proprietary products such as the return of remains of the deceased by private executive aircraft. The Company also intends to market and sell insured plans for the repatriation of remains benefit, medical evacuation and necessary repatriation as well as accidental death and dismemberment benefits. The Company expects to sell its products to customers both domestically and internationally.

Development  Stage  Enterprise
------------------------------

The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. The Company has not generated any revenues from operations and has no assurance of any future revenues. All losses accumulated since inception have been considered as part of the Company's development stage activities. The Company will require substantial additional funding for continuing research and development, obtaining regulatory approval and for the commercialization of its products. There is no assurance that the Company will be able to obtain sufficient additional funds when needed, or that such funds will be obtainable on terms satisfactory to the Company.

Going  Concern
--------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company incurred a net loss of $675,312, had no net sales revenues during the year ended December 31, 2002, had no cash balance and a working capital deficit of $1,776,288 at December 31, 2002. Management recognizes that the Company must generate additional resources for the eventual achievement of sustained profitable operations. The Company's success is dependent upon numerous items, including the successful development of effective marketing strategies to customers in a competitive market.

Management believes that its products will have a significant effect on future profitability. Management's plans also include obtaining additional capital through equity or debt financing. However, no assurance can be given that additional capital, if needed, will be available when required or upon terms acceptable to the Company.

--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
--------------------------------------------------------------------------------

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting period. Actual results could differ from those estimates. Significant estimates made by management include, among others, the valuation allowance on deferred tax assets.

Concentration  of  Credit  Risk
-------------------------------

The financial instrument which potentially subjects the Company to concentration of credit risk is cash. The Company maintains cash balances at certain high quality financial institutions, and at times such balances may exceed the Federal Deposit Insurance Corporation $100,000 insurance limit. As of December 31, 2002, there were no uninsured portions of cash.

Fair  Value  of  Financial  Instruments
---------------------------------------

The carrying values of the Company's financial instruments as of December 31, 2002, including accounts payable and accrued expenses, and notes payable approximate their respective fair values due to their short-term nature. The fair value of advances from related parties and notes payable to related party are not determinable as the transactions are with related parties.

Research  and  Development
--------------------------

Research and development costs are charged to operations as they are incurred. The Company did not incur any research and development costs during the years ended December 31, 2002 and 2001.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
--------------------------------------------------------------------------------

Income  Taxes
-------------

The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Revenue  Recognition
--------------------

The Company anticipates generating future sales revenue from sales of its products. The Company will recognize revenue at the time the products are sold or services are performed for customers.

Comprehensive  Income
---------------------

Comprehensive income is not presented in the Company's financial statements since the Company did not have any items of comprehensive income in any period presented.

Segments  of  an  Enterprise  and  Related  Information
-------------------------------------------------------

As the Company operates in one segment, the Company has not made segment disclosures in the accompanying financial statements.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
--------------------------------------------------------------------------------

New  Accounting  Pronouncements
-------------------------------

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which amends SFAS No. 133 for certain decisions made by the FASB Derivatives Implementation Group. In particular, SFAS No. 149 (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, (2) clarifies when a derivative contains a financing component, (3) amends the definition of any underlying to conform it to language used in FASB
Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and (4) amends certain other existing pronouncements. This statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. In addition, most provisions of SFAS No. 149 are to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact upon its financial position, cash flows or results of operations.

In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements in FIN 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company does not expect FIN 45 to have a material impact on its financial position or results of operations.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 ("SFAS 145"), "Rescission of FASB No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," to update, clarify and simplify existing accounting pronouncements. SFAS No. 4, which required all gains and losses from debt extinguishment to be aggregated and, if material, classified as an extraordinary item, net of related tax effect, was rescinded. Consequently, SFAS No. 64, which amended SFAS No. 4, was rescinded because it was no longer necessary. The adoption of SFAS No. 145 did not have a material effect on its financial statements.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  2  -  NOTES  PAYABLE
--------------------------

The Company has non-interest bearing advances from unrelated parties that are due on demand. The total outstanding balance of these notes is $44,500 as of December 31, 2002.

NOTE  3  -  RELATED  PARTY  TRANSACTIONS
----------------------------------------

Note  Receivable  From  Related  Party
--------------------------------------

In 2001 the Company entered into an unsecured note receivable for $200,000 with a related party pursuant to a purchase of 80,000 shares of the Company's common stock (see Note 4),which was due on demand. The total outstanding balance on the note of $200,000 was paid in full during 2001.

Convertible  Note  Payable  to  a  Related  Party
-------------------------------------------------

In 1999 the Company entered into a convertible promissory note with one of the Company's stockholders for an initial principal amount of $1,500, bearing interest at 8% per annum. Based on the terms of the note, the borrower could, at its discretion, advance additional amounts of principal. The principal balance and accrued and unpaid interest were due on demand. The note and accrued interest were convertible at any time into shares of the Company's common stock at a conversion price equal to the lesser of $1.00 per share or such lower price as determined by the Board of Directors of the Company. In October 2001, the stockholder and the Company agreed to relinquish the conversion right and any accrued and unpaid interest (which was approximately $42,000 as of October
2001), and reclassify the outstanding principal balance of $550,787 to accounts payable to related parties in the accompanying balance sheet. As a result, no interest expense has been recorded in the accompanying financial statements.

Notes  Payable  to  a  Related  Party
-------------------------------------

In prior years the Company entered into unsecured promissory notes with one of the Company's officers which bear interest at 10% per annum and are due on demand. The principal outstanding balance on the note is $154,067 as of December 31, 2002, and the accrued interest payable, which is included in the accompanying balance sheet, is $89,612 as of December 31, 2002. The Company paid no interest under the notes during 2002 and 2001 and recorded interest expense of $15,407 and $15,158 for the years ended December 31, 2002 and 2001, respectively.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  3  -  RELATED  PARTY  TRANSACTIONS,  CONTINUED
----------------------------------------------------

Advances  from  Related  Parties
--------------------------------

During 2002 and 2001, the Company received advances of $124,000 and $33,000, respectively, from one of its stockholders and other related parties to fund its operating expenses. The advances are non-interest bearing and due on demand. As of December 31, 2002, the entire amount of the advances of $157,000 is outstanding and included in advances from related parties in the accompanying balance sheet.

Other  Expenses
---------------

The accounts payable to related parties balance of $863,487 as of December 31, 2002 represents accruals for consulting services and general and administrative expenses payable to various related parties, including consultants, officers and/or stockholders of the Company. The Company recorded general and administrative expenses of approximately $196,000 and $279,000 related to these related parties for the years ended December 31, 2002 and 2001, respectively.

NOTE  4  -  STOCKHOLDERS'  EQUITY
---------------------------------

During the year ended December 31, 2001, the Company issued 80,000 shares of restricted common stock to a related party at $2.50 per share (which represents management's estimated fair market value of its common stock on the date of issuance, as approved by the Board of Directors), for which the Company received a promissory note in the principal amount of $200,000 (see Note 3).

During the year ended December 31, 2001, the Company sold 120,000 shares of common stock at $2.50 per share to related parties for $300,000 in cash.

NOTE  5  -  LEASES
------------------

Prior to October 2002, the Company leased its facility from a related party. The rent expense paid to a related party was $20,900 and $20,100 during the years ended December 31, 2002 and 2001,respectively, and is included in general and administrative expenses in the accompanying statements of operations.

Beginning in October 2002, the Company leases its facility under an operating sub-lease agreement expiring in March 2005. Under the sub-lease, the Company pays $8,559 per month through December 31, 2003, and $8,947 per month thereafter. The total amount of rent paid during the year ended December 31, 2002 and 2001 was $46,578 and $20,100 and is included in general and administrative expenses in the accompanying statements of operations.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  5  -  LEASES,  CONTINUED

The future minimum annual lease payments under this sub-lease agreement at December 31, 2002 are as follows:

          YEARS ENDING
          DECEMBER 31,
          ------------

             2003                 $     102,711
             2004                       107,361
             2005                        26,840
                                  -------------

                                  $     236,912
                                  =============

NOTE  6  -  INCOME  TAXES
-------------------------

As the Company incurred net operating losses through December 31, 2002, the Company has not recorded any provision for income taxes for the periods presented. At December 31, 2002, the Company had approximately $2,282,000 and $1,943,000, respectively, of federal and state net operating loss carryforwards for tax reporting purposes available to offset future taxable income; federal and state carryforwards expire through 2022 and 2009, respectively. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which may cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50 percent over a three-year period. At December 31, 2002, the effect of such limitation, if applicable, has not been determined.

Deferred tax assets consist primarily of the tax effect of net operating loss carryforwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding realizability. The valuation allowance increased approximately $269,000 and $337,000 during the years ended December 31, 2002 and 2001, respectively.

Deferred tax assets consist of the following at December 31, 2002:

     Deferred tax assets:
          Net operating loss carryforwards                         $    889,000
          Less valuation allowance                                     (889,000)
                                                                   -------------

                                                                   $          -
                                                                   =============


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE 6 - INCOME TAXES, CONTINUED
--------------------------------

A reconciliation of income taxes computed at the federal statutory rate of 34% to the provision for income taxes is as follows for the years ended December 31:

                                                          2002           2001
                                                      ------------  ------------

Computed benefit at federal statutory rate            $  (230,000)  $  (288,000)
State income tax benefit, net of federal effect           (39,000)      (49,000)
Increase in valuation allowance                           269,000       337,000
                                                      ------------  ------------

                                                      $         -   $         -
                                                      ============  ============

NOTE  7  -  LITIGATION,  COMMITMENTS  AND  CONTINGENCIES
--------------------------------------------------------

Employment  Agreements
----------------------

During 2000, the Company entered into an employment contract with its President and Chief Executive Officer. In addition to annual salary, the contract also provides for annual bonuses based on the Company's gross sales, right of first refusal to purchase shares of the Company at fair market value so that the officer's total interest in the Company is not less than 40 percent, and options to purchase shares equal to a minimum of 40 percent of the total issued and outstanding shares of the Company upon establishment of a stock option plan. This contract was amended in October 2002 to provide for commissions equal to 10 percent of the adjusted gross sales of the Company to certain associations.

During 2001, the Company entered into another employment contract with another of its officers. In addition to annual salary, the contract also provides for the right of first refusal to purchase an insignificant percentage of the shares of the Company at fair market value and options to purchase shares of the Company upon establishment of a stock option plan.

During 2002, the Company entered into employment contracts with two management employees. The contracts provide for advance salaries against future commissions as specified in the agreement. In the event of employment termination, any outstanding balance of the advances must be repaid by the employee, within 7 days of such termination. These agreements also provide for the right of first refusal to purchase an insignificant percentage of the shares of the Company at fair market value and options to purchase shares of the Company upon establishment of a stock option plan.

The above contracts provide for a combined annual salary of $465,000 and expire in various periods from May 2005 through September 2005. As of December 31, 2002, the Company has not adopted any stock option plan.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  7  -  LITIGATION,  COMMITMENTS  AND  CONTINGENCIES,  CONTINUED
--------------------------------------------------------------------

Royalty  Agreement
------------------

In  1999,  the  Company  entered  into  a  Settlement  Agreement  and  Release
("Agreement") with an unrelated party based on which the Company will pay a royalty in the amount of 1% of future gross sales of repatriation products and services for a period of seven years commencing with the date of first repatriation sale. The royalty payments will be paid as follows: a) payment of $5,000 made in 2000, b) payment of $45,000 within 15 days after a receipt of investment funds or entering into financing agreement to start the repatriation business, and c) a monthly payment of 1% of repatriation sales for the remainder of the royalty period after the cumulative repatriation sales reach $5 million. The Agreement contains certain provisions for royalty payments if the repatriation business is sold or transferred to a third party. The Company did not accrue or pay any royalty payments during the years ended December 31, 2002 and 2001 as none of the above conditions have been met.

Litigation
----------

The Company may become involved in various legal proceedings and claims which arise in the ordinary course of its business. Management does not believe that these matters will have a material adverse effect on the Company's position or results of operations.

NOTE  8  -  SUBSEQUENT  EVENTS
------------------------------

On October 4, 2002, the Company entered into a Share Purchase Agreement ("Purchase Agreement") with Thinka Weight-Loss Corporation ("TWLC") which sets forth the terms and conditions of a business combination between the Company and TWLC. The transaction closed on January 30, 2003. Pursuant to the terms of the Purchase Agreement, all of the outstanding stock of the Company will be sold to TWLC in exchange for 4,500,000 shares of TWLC common stock. The agreement also required that two stockholders of the Company would occupy two of the three existing seats on the Board of Directors of TWLC. In addition, the majority stockholder of the Company has entered into an agreement with a stockholder of TWLC to purchase an additional 5,300,000 shares of outstanding TWLC common stock from the TWLC stockholder. As the stockholders of the Company will exercise control of the combined entity after the completion of the merger, the transaction will be accounted for as a "reverse acquisition." Under reverse acquisition accounting, the Company will be considered the accounting acquirer and TWLC will be considered the accounting acquiree. The historical financial statements of the Company will become those of TWLC.


--------------------------------------------------------------------------------

                                                       TRANSWORLD BENEFITS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

                           FOR THE PERIOD SEPTEMBER 16, 1996 (DATE OF INCEPTION)
                                                       THROUGH DECEMBER 31, 2002

================================================================================

NOTE  8  -  SUBSEQUENT  EVENTS,  CONTINUED
------------------------------------------

TWLC entered into a Securities Purchase Agreement with La Jolla Cove Investors, Inc. ("La Jolla") dated January 29, 2003, pursuant to which TWLC delivered to La Jolla an 8% Convertible Debenture, maturing January 29, 2005, in the amount of $300,000, convertible into TWLC's common stock at a discount to the fair market value of the common stock, and a warrant that permits La Jolla to purchase up to an additional $1,500,000 of TWLC's common stock at a discount to the fair market value of the common stock through January 29, 2006. At closing on January 30, 2003, TWLC received $163,750 of the principal amount of the 8% Convertible Debenture. TWLC is obligated to register the sale of the underlying common stock to be issued upon conversion of the 8% Convertible Debenture and the exercise of the warrant. Upon the effective date of the registration, TWLC will receive the balance of the principal amount of the 8% Convertible Debenture of $136,250. Provided TWLC obtains additional financing from a third-party of at least $1,000,000 by July 29, 2003, TWLC has the right to reject La Jolla's request to exercise all or any portion of the warrant. Thirty days following the effectiveness of such registration statement, TWLC has the right to cause La Jolla to exercise up to $150,000 of the warrant per month. As a result, the Company has recorded a beneficial conversion feature upon the issuance of the Convertible Debenture and will record a discount for the relative fair value of the warrants if no additional financing is obtained. These amounts will be amortized over the life of the Convertible Debenture.


--------------------------------------------------------------------------------

(b)  Pro forma financial information

The following unaudited pro forma financial statements are filed pursuant
Article 11 of Regulation S-X:

A.   Pro Forma Combined Balance Sheets as of December 31, 2002

B. Pro Forma Combined Statements of Operations For the Six-Month period Ended December 31, 2002

c.   Pro Forma Combined Statements of Operations For the Year Ended June 30,
     2002

D.   Notes to Pro Forma combined Financial Statements

                                       THINKA WEIGHT-LOSS CORPORATION
                                      PRO FORMA COMBINED BALANCE SHEETS
                                              DECEMBER 31, 2002
                                                 (UNAUDITED)


                                                                              Pro Forma          Pro Forma
                      ASSETS                         TWLC         TWB        Adjustments          Combined
                                                  ----------  ------------  -------------       ------------
Current assets:
Cash                                              $       -   $         -   $          -        $         -
Prepaids and other                                        -        17,118              -             17,118
                                                  ----------  ------------  -------------       ------------
Total current assets                                      -        17,118              -             17,118
                                                  ----------  ------------  -------------       ------------

Property and equipment                                2,470             -         (2,470)  (a)            -
Intangible asset                                    250,000             -       (250,000)  (a)            -
                                                  ----------  ------------  -------------       ------------
Total assets                                      $ 252,470   $    17,118   $   (252,470)       $    17,118
                                                  ==========  ============  =============       ============

                 LIABILITIES AND
              STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities          $  14,607   $ 1,437,839   $          -        $ 1,452,446

Advances from related parties                             -       157,000              -            157,000
Notes payable                                       134,340       198,567              -            332,907
                                                  ----------  ------------  -------------       ------------
Total current liabilities                           148,947     1,793,406              -          1,942,353
                                                  ----------  ------------  -------------       ------------

Stockholders' equity:
Common stock                                         14,534         5,600        (14,534)  (a)
                                                                                  13,435   (b)       19,035
Additional paid in capital                          651,340       499,800       (651,340)  (a)
                                                                                (148,947)  (c)
                                                                                 (13,435)  (b)      337,418
Deficit accumulated during the development stage   (562,351)   (2,281,688)       562,351   (a)   (2,281,688)
                                                  ----------  ------------  -------------       ------------
Total stockholders' equity                          103,523    (1,776,288)      (252,470)        (1,925,235)
                                                  ----------  ------------  -------------       ------------
Total liabilities & stockholders' equity          $ 252,470   $    17,118   $   (252,470)       $    17,118
                                                  ==========  ============  =============       ============


         See notes to unaudited pro forma combined financial statements.

                               THINKA WEIGHT-LOSS CORPORATION
                         PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
                                         (UNAUDITED)



                                                              Pro Forma          Pro Forma
                                       TWLC         TWB      Adjustments          Combined
                                   ============  ==========  ============       ============
Expenses:
General and administrative         $    65,004   $ 309,423   $          -       $   374,427
                                   ------------  ----------  ------------       ------------

Other income (expense):
Interest income                          2,360           -              -             2,360
Interest expense                             -      (7,704)             -            (7,704)
                                   ------------  ----------  ------------       ------------
Total other income (expense)             2,360      (7,704)             -            (5,344)
                                   ------------  ----------  ------------       ------------

Net loss                           $   (62,644)  $(317,127)  $          -       $  (379,771)
                                   ============  ==========  ============       ============

Per share                          $         -                                  $      (.02)
                                   ============                                 ============

Weighted avg. shares outstanding    14,534,600                  4,500,000  (a)   19,034,600
                                   ============              ============       ============


         See notes to unaudited pro forma combined financial statements.

                               THINKA WEIGHT-LOSS CORPORATION
                         PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED JUNE 30, 2002
                                         (UNAUDITED)


                                                              Pro Forma          Pro Forma
                                       TWLC         TWB      Adjustments          Combined
Expenses:
General and administrative         $   410,969   $ 980,479   $          -       $ 1,391,448
                                   ------------  ----------  ------------       ------------

Other income (expense):
Interest income                          2,416           -              -             2,416
                                   ------------  ----------  ------------       ------------
Interest expense                             -     (15,413)             -           (15,413)
                                   ------------  ----------  ------------       ------------
Total other income (expense)             2,416     (15,413)             -           (12,997)
                                   ------------  ----------  ------------       ------------

Net loss                           $  (408,553)  $(995,892)  $          -       $(1,404,445)
                                   ============  ==========  ============       ============

Per share                          $      (.02)                                 $      (.05)
                                   ============                                 ============

Weighted avg. shares outstanding    22,980,050                  4,500,000  (a)   27,480,050
                                   ============              ============       ============


         See notes to unaudited pro forma combined financial statements.

                         THINKA WEIGHT-LOSS CORPORATION

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE  1  -  BASIS  OF  PRESENTATION

The unaudited pro forma combined balance sheets give effect to the acquisition of Transworld Benefits, Inc. ("Transworld") as if the acquisition had occurred as of December 31, 2002. The unaudited pro forma combined statements of operations assume the acquisition took place as of July 1, 2001.

The actual acquisition of Transworld closed on January 30, 2003. As the stockholders of Transworld will exercise control of the combined entity after the completion of the merger, the transaction will be accounted for as a "reverse acquisition." Under reverse acquisition accounting, the Transworld will be considered the accounting acquirer and Thinka Weight-Loss Corporation ("TWLC") will be considered the accounting acquiree. The historical financial statements of Transworld will become those of TWLC.

The pro forma information has been prepared for comparative purposes only, and does not purport to be indicative of TWLC's results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented, or of results that may occur in the future. The unaudited pro forma combined financial statements should be read in conjunction with TWLC's historical financial statements and related notes.

NOTE  2  -  PRO  FORMA  ADJUSTMENTS

Pro  Forma  Adjustments  to  Combined  Balance  Sheets:
------------------------------------------------------

a) To eliminate the historical assets and stockholders' equity of TWLC as a result of the reverse acquisition.
b) Reclassify the historical stockholders' equity section of Transworld to reflect the issuance of 4,500,000 shares of common stock issued to the stockholders of Transworld and reflect the par value of common stock of TWLC.
c) To record the assumption of TWLC liabilities by Transworld as a result of the reverse acquisition.

Pro  Forma  Adjustments  to  Statements  of  Operations:
-------------------------------------------------------

a) Record issuance of 4,500,000 shares of common stock issued to the stockholders of Transworld as part of the transaction.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THINKA WEIGHT-LOSS CORPORATION,
                                   a Nevada corporation

Date: June 24, 2003                By: /s/ Charles Seven
                                   ------------------------------------------
                                   Charles Seven,
                                   Chief Executive Officer

                                   By: /s/ Keith Romine
                                   ------------------------------------------
                                   Keith Romine
                                   Principal Financial Officer